                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED MAY 16, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED MAY 16, 1997)

                                     PROSPECTUS NUMBER: 1513
                                     DATED: MAY 28, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES



BASE RATE:                Fed Funds (Prior Day H.15)


INDEX MATURITY:           One Day


TRADE DATE:               May 28, 1997


SETTLEMENT DATE:          June 2, 1997


MATURITY DATE:            June 2, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   0.140%
                          (plus fourteen bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The second of March, June, September and December
                          commencing September 1997 through Maturity, subject to
                          modified following business day convention.


INITIAL INTEREST RATE:    TBD, June 2, 1997


FORM:                     Book-entry

